COPANO ENERGY, L.L.C.
MANAGEMENT CHANGE IN CONTROL SEVERANCE PLAN
(Formerly the Change in Control Severance Plan)
Effective as of December 12, 2007
Amended and Restated effective as of August 25, 2010

1.           Purpose.  This Copano Energy, L.L.C. Management Change in Control Severance Plan (the “Plan”) is intended to assure Copano Energy, L.L.C.  (the “Company”) that it will have the continued dedication of specified key employees and eliminate the distractions of personal uncertainties associated with potential transactions that the Company may undertake in the future by providing for certain severance benefit payments to those key employees on employment termination in connection with a Change in Control, as defined below.  The Plan was originally adopted effective December 12, 2007, under the name Copano Energy, L.L.C. Change in Control Severance Plan.

2.           Definitions.  The terms set forth below have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question.  As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Base Salary” means the Participant’s annual base salary at the highest rate in effect during the one-year period immediately preceding the date of the Change in Control or, if greater, the highest rate in effect during the one-year period immediately preceding the Participant’s termination of employment.

“Binding CIC Agreement” means a definitive written agreement to which the Company is a party and which, if consummated, would constitute a Change in Control.

“Board” means the Board of Directors of the Company.

“Cause” shall mean (a) gross negligence or willful misconduct in the performance of the duties and services required of the Participant by the Company; (b) the Participant’s willful and continued failure to substantially perform his duties and other obligations (for reasons other than physical or mental incapacity) and such failure continues for a period of 30 days after written notice by the Company of the existence of such failure; provided, however, that only one such notice by the Company need be sent and, if such failure re-occurs thereafter, no further notice and opportunity to cure such failure shall be required; (c) the commission of any fraudulent act or dishonesty in the course of the Participant’s employment or provision of services; or (d) conviction of or a plea of guilty to a felony that requires an intentional, knowing or reckless mental state (or any such equivalent mental state) under a criminal code of the United States of America or any state thereof, whether or not committed in the course of employment by the Participant.  Notwithstanding the foregoing, with respect to a termination pursuant to clause (a), (b) or (c) of this definition, a Participant shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to such Participant a copy of a resolution, duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at a meeting of the Board called and held for the purpose of considering such termination (after reasonable notice to such Participant and an opportunity for such Participant, together with such Participant’s counsel, to be heard before the Board), finding that in the good-faith opinion of the Board the Participant was guilty of the conduct set forth in such clause (a), (b) or (c) of this definition and specifying the particulars thereof in detail.

“Change in Control” of the Company means the occurrence of any of the following events:

(i)           the acquisition by any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), other than the Company or an Affiliate of the Company, of “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or

(ii)           the consummation of a reorganization, merger, consolidation or other form of business transaction or series of business transactions, in each case, with respect to which persons who were the members of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities; or

(iii)           the sale, lease or disposition (in one or a series of related transactions) by the Company of all or substantially all the Company’s assets to any Person or its Affiliates, other than to an Affiliate of the Company; or

(iv)           a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors.  “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the Effective Date, or (B) are elected, or nominated for election, thereafter to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but “Incumbent Director” shall not include an individual whose election or nomination is in connection with (i) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (ii) a plan or agreement to replace a majority of the then Incumbent Directors; or

(v)           the approval by the Board or the members of the Company of a complete or substantially complete liquidation or dissolution of the Company.

“Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Compensation Committee of the Board or any person or persons appointed by the Board to administer the Plan.

“Company” means Copano Energy, L.L.C., and any successor thereto.

“Effective Date” means December 12, 2007.

“Employee” means an individual employed by the Company or an Affiliate of the Company.

“Employer” means the Company or any Affiliate that employs a Participant.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Good Reason” means any of the following events that occurs without the Participant’s prior written consent and (i) upon a Change in Control or within 18 months thereafter or (ii) after the entry into a Binding CIC Agreement but prior to the consummation of such Change in Control or the abandonment or termination of such Binding CIC Agreement:

(i) a material diminution in the Participant’s Base Salary  (provided, however, without limiting the interpretation of “material”, a 5% or greater reduction in Participant’s Base Salary shall be deemed “material” in all circumstances); (ii) a material diminution in the Participant’s authority, duties, or responsibilities as in effect immediately prior to the Change in Control, which in the case of a Participant who is an executive officer of the Company a significant portion of whose responsibilities relate to the Company’s status as a public company, the failure of such Participant to continue to serve as an executive officer of a public company;  (iii) a requirement that the Participant report to a supervisor, whose authority, duties, or responsibilities are materially diminished in comparison to the authority, duties and responsibilities of the supervisor to whom the Participant reported prior to the Change in Control, including a requirement that a Participant report to a corporate officer or employee instead of reporting directly to the Board (or the board of directors or similar governing body of the surviving parent entity following a Change in Control or other transaction);  (iv) a material diminution in the budget over which the Participant retains authority;  (v) reassignment of Participant to a principal work location which increases such Participant’s one-way commute by more than 25 miles from that in effect immediately preceding such Participant’s receipt of a Participant Notice (or, if the Participant consents to a subsequent relocation, as of the date of the last relocation to which Participant has consented); (vi) the failure of a successor to the Company to assume the Plan in accordance with Section 11(c); or (vii) any other action or inaction that constitutes a material breach by the Company or a subsidiary thereof of any employment agreement under which the Participant provides services.

No act or omission shall constitute “Good Reason” for purposes of this Plan unless the Participant provides to the Company a written notice clearly and fully describing the particular acts or omissions which the Participant reasonably believes in good faith constitutes “Good

Reason” within 90 days of the first date of such acts or omissions, and an opportunity, within 30 days following its receipt of such notice, to cure such acts or omissions. If such acts or omissions are not cured within the 30 day cure period, Participant shall provide a notice of termination for Good Reason to the Company.

“Individual Severance Agreement” means an agreement entered into by a Participant and the Company or one of the Company’s Affiliates providing for compensation during or upon termination of employment.

“Participant” means an Employee who is designated as eligible for a Plan benefit under Section 3(b).

“Participant Notice” means the written or electronic agreement by which a benefit under this Plan shall be evidenced.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

“Plan” means the Copano Energy, L.L.C. Management Change in Control Severance Plan, as amended from time to time.

“Section 409A” means Code Section 409A, and all regulations and guidelines applicable thereto issued or promulgated by the appropriate government agency or regulatory body.

“Target Bonus” means the Target Award (or similar term) set forth in a Participant’s Individual Severance Agreement or established for purposes of the Company’s Management Incentive Compensation Plan or any similar annual target bonus established pursuant to a successor annual bonus program of the Company or an Affiliate for the year in which the Participant’s employment is terminated or, if greater, for the year in which the Change in Control occurs.

3.           Administration and Eligibility.

(a)           Administration.  The Plan shall be administered by the Committee, which shall have full and exclusive power to interpret this Plan and to adopt rules, regulations and guidelines to carry out this Plan as it deems necessary or appropriate.  The Committee, in its discretion, may retain the services of an outside administrator to perform any of its Plan functions.  Any Committee decision in interpreting and administering this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

(b)           Eligibility to Participate.  From time to time the Committee, in its sole discretion, shall designate in writing the Employees who shall be eligible to receive Plan benefits, and may designate additional Participants at any time prior to a Change in Control.

(c)           Eligibility for Severance Benefits.  If the employment of a Participant who is employed by the Company or a subsidiary thereof is terminated without Cause or by the

Participant for Good Reason, in either case (i) upon a Change of Control or within 18 months thereafter or (ii) after the Company’s entry into a Binding CIC Agreement but prior to the consummation of such Change in Control or the abandonment or termination of such Binding CIC Agreement, then the Company will provide or cause to be provided to the Participant the rights and benefits in Section 4 below (the “Severance Benefit”).

4.           Severance Benefits.  If a Participant is eligible for a Severance Benefit under Section 3(c), then the Company shall provide or cause to be provided to the Participant benefits as follows:

(a)           Payment at Termination.  The Company shall pay to the Participant a cash lump-sum payment equal to the percentage specified in the applicable Participant Notice multiplied by the sum of (i) the Participant’s Base Salary and (ii) the Participant’s Target Bonus.  The payment shall be payable in a single lump sum within 30 days of termination, except as otherwise set forth in Section 11(f) hereof.

(b)           Insurance Benefits.  Provided that the Participant makes a timely election to continue participation of the Participant and the Participant’s eligible dependents in the Company’s group health plan as provided under Code Section 4980B, such continuation coverage shall be provided at no cost to the Participant for 18 months following the effective date of termination or such shorter period of eligibility for such benefits as may be required by applicable law.

(c)           Parachute Tax Limitation.  If the Severance Benefit described in Section 4(a) is subject to the excise tax imposed by Code Section 4999 or any interest or penalties are incurred by the Participant with respect to such excise tax (such excise tax, together with any such interest and penalties, hereinafter collectively referred to as the “Excise Tax”), then the provisions of either of clause (i) or (ii) of this paragraph shall apply, whichever provision results in the Participant retaining the greater amount of the Severance Benefits after payment of the Excise Tax:

(i)           the lump sum payment pursuant to Section 4(a) shall be reduced such that all potential “parachute payments” to the Participant will not exceed 2.99 times his “base amount”, as such terms are used in Code Section 280G; or

(ii)           the lump sum shall not be reduced, and the Participant shall be responsible for the payment of the Excise Tax from the Severance Benefit.

For purposes of determining whether any of the Severance Benefit will be subject to the Excise Tax and the amount of such Excise Tax, (i) all payments and benefits to be paid under this Section 4, and any other payments and benefits to be provided to the Participant in connection with a Change in Control shall be treated as “parachute payments” (within the meaning of section 280G(b)(2) of the Code) unless, in the opinion of tax counsel (“Tax Counsel”) reasonably acceptable to the Participant and selected by the accounting firm which was, immediately prior to the Change in Control, the Company’s independent auditor (the “Auditor”), such payments or benefits (in whole or in part) do not constitute parachute payments, including by reason of section 280G(b)(4)(A) of the Code, (ii) all “excess parachute payments” within the meaning of section 280G(b)(l) of the Code shall be treated as subject to the Excise Tax unless, in the opinion of Tax Counsel, such excess parachute payments (in whole or in part) represent reasonable compensation for services actually rendered (within the meaning of section 280G(b)(4)(B) of the Code) in excess of the Base Amount (within the meaning of section 280G(b)(3) of the Code) allocable to such reasonable compensation, or are otherwise not subject to the Excise Tax, and (iii) the value of any noncash benefits or any deferred payment or benefit shall be determined by the Auditor in accordance with the principles of sections 280G(d)(3) and (4) of the Code.  For purposes of calculations pursuant to this Section 4(c), the Participant shall be deemed to pay federal income tax at the highest marginal rate of federal income taxation in the calendar year in which the Severance Benefit is to be paid and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Participant’s residence on the date of termination, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

(d)           No Duty to Mitigate; Offsets. A Participant’s severance benefit entitlement shall not be governed by any duty to mitigate the Participant’s damages by seeking further employment nor offset by any compensation which the Participant may receive from future employment.

5.           Company Benefit Plans and Individual Severance Agreements.  The specific arrangements referred to in this Plan are not intended to exclude or limit a Participant’s participation or rights in other benefit plans or programs in which the Participant currently participates, including, but not limited to, the Company’s Management Incentive Compensation Plan and Long-Term Incentive Plan, or may participate from time to time, or any Individual Severance Agreement to which the Participant is or may become a party; provided, however, that (i) if the aggregate of payments due under Section 4(a) of this Plan is greater than the severance pay (other than insurance benefits and the accelerated vesting and/or payment of equity-based awards) owed under the Participant’s Individual Severance Agreement, then payments made under this Plan shall be in lieu of payments owed under such Individual Severance Agreement and (ii) if the aggregate of payments due under this Plan is less than amounts owed under the Participant’s Individual Severance Agreement, than payments made under such Individual Severance Agreement shall be in lieu of payments under this Plan.

6.           Reimbursement of Legal Fees.  The Company shall pay to a Participant all legal fees and expenses incurred by such Participant in disputing in good faith any issue arising under this Plan (including all such fees and expenses, if any, incurred in contesting or disputing any termination of employment or services or in seeking to obtain or enforce any right or benefit provided by this Plan or in connection with any tax audit or proceeding to the extent attributable to the application of Code Section 4999 to any payment or benefit provided hereunder).  Such payments shall be made within five (5) business days after delivery in accordance with Section 9 of a written request for payment accompanied with such evidence of fees and expenses incurred as the Company reasonably may require; provided, however, that in no event shall any such payments be made later than the last day of the Participant’s taxable year following the taxable year in which the fee or expense was incurred.

7.           Full Satisfaction of Obligations.  The Company’s obligation to pay or provide, or to cause to be paid or provided, to Participants the amounts and benefits and to make the arrangements provided in this Plan shall be absolute and unconditional and shall not be affected by any circumstances (including, without limit, any claim, counterclaim, recoupment, defense or other right, which the Employer may have against a Participant or anyone else).  Except for such circumstances requiring notice in the event of Good Reason, all amounts payable by or on behalf of the Company shall be paid without notice or demand.  Each and every payment made by or on behalf of the Company shall be final and the Company and its Affiliates, for any reason whatsoever, shall not seek to recover all or any part of that payment from a Participant or from whomever shall be entitled thereto.

8.           Plan Term.  The term of this Plan shall be for a period commencing on the Effective Date and ending on December 31, 2012; provided, however, that commencing on January 1, 2012 and each January 1 thereafter, the term of this Plan shall automatically be extended for one additional year unless the Company shall give at least 30 days’ notice of non-extension of the term (for example, on January 1, 2012, the term shall be extended to December 31, 2013 unless notice of non-extension is given prior to December 2, 2011); and provided, further, that this Plan shall continue in effect for a period of not less than 18 months following the occurrence of a Change in Control, and shall in no event expire following such Change in Control until the date that all Participants who have become entitled to any Plan benefits shall have received payment in full of all such benefits.  Prior to the expiration of the Plan term as set forth in the first sentence hereof, the Plan shall not be amended, substituted, revoked or terminated in any respect which adversely affects a Participant’s rights under the Plan without the Participant’s consent.

9.           Notices.  All notices hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission or sent by certified, registered or overnight mail, postage prepaid.  Such notices shall be deemed to have been duly given upon receipt, if personally delivered, upon telephonic confirmation of receipt if sent by facsimile transmission, and if mailed, upon receipt, in each case addressed to the parties at the following addresses or at such other addresses as shall be specified in writing and in accordance with this Section:

If to the Company:

Copano Energy, L.L.C.
2727 Allen Parkway, Ste. 1200
Houston, Texas 77019
Attn:           Chief Executive Officer

If to a Participant:

Last known address in the records of the Employer.

10.           Claims Procedure.  If a Participant makes a written request alleging a right to receive Plan benefits or alleging a right to receive an adjustment in Plan benefits being paid, the Committee shall treat it as a benefit claim.  All benefit claims under the Plan shall be sent to the Committee and must be received within 60 days following the time the payment of any benefit under the Plan would be due.  The decision will be made within 60 days after the Committee receives the claim unless the Committee determines additional time due to special circumstances is needed.  If the Committee determines that an extension to process a claim is required, the final decision may be deferred up to 150 days after the claim is received, if the claimant is notified in writing of the need for the extension and the anticipated date of a final decision before the end of the initial 60 day period.

If the Committee decides that any individual who has claimed a right to receive benefits, or different benefits, under the Plan is not entitled to receive all or any part of the benefits claimed, it will inform the claimant in writing, in terms calculated to be understood by the claimant, of the specific reasons for the denial, the Plan provisions on which the denial is based, a description of additional material or information necessary to perfect the claim and an explanation of why the material or information is needed, and an explanation of the Plan’s claim review procedures, including the individual’s right to bring a civil action under Section 502(a) of ERISA following a denial on review.  The claimant is entitled to a full and fair review of the denied claim after actual or constructive notice of a denial.

If a claim is denied, the claimant, or his authorized representative, may file a written request for review with the Committee, setting forth the grounds for the request and any supporting facts, comments or arguments he wishes to make, within 60 days after actual or constructive notice.  If a written request for review is not received within this 60 day period, the denial will be final.  The claimant shall have reasonable access to all relevant documents pertaining to the claim.

If a claimant requests review of a claim, the Committee or the persons responsible to conduct the review on the Committee’s behalf shall conduct a full investigation and review of the claim.  Unless special circumstances require an extension of the review period, the Committee will render its decision no later than the date of its next regularly scheduled meeting, unless the request is filed less than 30 days before that meeting.  If the request is filed less than 30 days before a regularly scheduled meeting, the Committee will render its decision no later than the date of the second regularly scheduled meeting after it receives the request.  However, if special circumstances require an extension of the review period, a final decision shall be rendered no later than the third regularly scheduled meeting after it receives the request for review, if the claimant is notified in writing of the special circumstances and the date of the expected decision, before the time is extended due to special circumstances.  Committee decisions shall be in writing and provided no later than five days after the decision is made.  The decision shall include specific reasons for the action taken, including the specific Plan provisions on which the decision is based, and an explanation of the individual’s right to bring a civil action under Section 502(a) of ERISA.  The claimant shall be notified of the right to reasonable access, on request, to relevant documents or other information without charge.

11.           Miscellaneous.

(a)           Assignment.  Except as set forth in 11(c) below, no right, benefit or interest hereunder shall be subject to assignment, anticipation, alienation, sale, encumbrance, charge, pledge, hypothecation or set-off for any claim, debt or obligation, or subject to execution, attachment, levy or similar process.

(b)           Construction.  Nothing in this Plan shall be construed to amend any provision of any plan or policy of the Company or any Affiliate except as otherwise expressly noted herein.  This Plan is not, and shall not be deemed to create, any commitment by the Company or any Affiliate to continue a Participant’s employment.  The captions of this Plan are not part of the provisions and shall have no force or effect.  Whenever the context requires, the masculine gender includes the feminine gender, and words used in the singular or plural will include the other.

(c)           Successors.  A Participant’s rights under this Plan are personal to the Participant and shall not be assignable by a Participant other than by will or the laws of descent and distribution without the Company’s prior written consent.  This Plan shall inure to the benefit of and be enforceable by a Participant’s legal representatives.  The Company will require any successor to assume this Plan, and to agree to perform this Plan in the same manner and to the same extent that the Company would be required to perform this Plan if no succession had taken place.

This Plan shall be binding upon and inure to the benefit of the Company and any successor organization or organizations which shall succeed to substantially all of the Company’s business and/or assets (whether directly or indirectly by merger, consolidation, acquisition of substantially all the Company’s assets or otherwise, including by operation of law).

(d)           Waiver of Breach.  The failure of the Company, Employer or the Participant at any time to require performance by the other of any provision hereof shall in no way affect any of their respective rights thereafter to enforce the same, nor shall the waiver by the Company, Employer or the Participant of any breach of any provision hereof be taken or held to be a waiver of any succeeding breach of any provision or as a waiver of the provision itself.

(e)           Tax Withholding.  The Company and/or Employer, as appropriate, may withhold from any payments or benefits payable under this Plan all federal, state, city or other taxes that will be required pursuant to any law or governmental regulation or ruling.

(f)           Section 409A.  The payments and benefits provided pursuant to this Plan are intended to be exempt from Section 409A as “short-term deferrals” or otherwise.  Notwithstanding any provision of this Plan to the contrary, if the Participant is a “specified employee”, and if the payment under Section 4(a) hereof is deferred compensation subject to Section 409A, the character and timing of the payment shall be as determined in this Section 11(f).  It is hereby specified that the amount of the payment under Section 4(a) that does not exceed the limit specified in Treasury Regulation Section 1.409A-1(b)(9)(iii)(A) is considered a separate payment and shall be paid at the time specified in Section 4(a). To the extent that the payment under Section 4(a) is subject to Section 409A and exceeds the limit specified in Treasury Regulation Section 1.409A-1(b)(9)(iii)(A), such excess amount shall not be payable before the earlier of (i) the date that is six months after the Participant’s termination, (ii) the date of the Participant’s death, or (iii) the date that otherwise complies with the requirements of Section 409A.  If any provision of this Plan would result in imposition of an additional tax under Section 409A, that provision will be reformed to avoid imposition of the additional tax and no action taken to comply with Section 409A shall be deemed to adversely affect a Participant’s rights.

(g)           Governing Law and Venue.  This Plan, and the rights and obligations of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of Texas and venue for any action pursuant hereto shall be in the appropriate state or federal court in Harris County, Texas.

COPANO ENERGY, L.L.C.
MANAGEMENT CHANGE IN CONTROL SEVERANCE PLAN

Participation Notice
[For Level IA Participants]

Date of Notice: [DATE]

To: [NAME OF EMPLOYEE]

The purpose of this Participation Notice is to inform you that you have been selected to participate in the Copano Energy, L.L.C. Management Change in Control Severance Plan (the “Plan”).

The amount of the cash severance benefit for which you may be eligible pursuant to Section 4(a) of the Plan will be 300% multiplied by the sum of (i) your Base Salary and (ii) your Target Bonus.  Under Section 4(b) of the Plan, you may also be eligible for a maximum of 18 months of COBRA continuation coverage at no cost to you.

As set forth in Section 5 of the Plan, (i) if the aggregate of payments due under Section 4(a) of this Plan is greater than the severance pay (other than insurance benefits and the accelerated vesting and/or payment of equity-based awards) owed under your Individual Severance Agreement, then payments made under this Plan shall be in lieu of payments owed under such Individual Severance Agreement and (ii) if the aggregate of payments due under this Plan is less than amounts owed under your Individual Severance Agreement, than payments made under such Individual Severance Agreement shall be in lieu of payments under this Plan.

Further detail and requirements related to your Severance Benefit are set forth in the Plan, which is attached to and incorporated into this Participation Notice.

                                        COPANO ENERGY, L.L.C.

                                        By:
                                        [Name]
                                        [Title]

Accepted and agreed to by:

By:
[Employee Name]

Attachment:  Management Change in Control Severance Plan

COPANO ENERGY, L.L.C.
MANAGEMENT CHANGE IN CONTROL SEVERANCE PLAN

Participation Notice
[For Level IB Participants]

Date of Notice: [DATE]

To: [NAME OF EMPLOYEE]

The purpose of this Participation Notice is to inform you that you have been selected to participate in the Copano Energy, L.L.C. Management Change in Control Severance Plan (the “Plan”).

The amount of the cash severance benefit for which you may be eligible pursuant to Section 4(a) of the Plan will be 250% multiplied by the sum of (i) your Base Salary and (ii) your Target Bonus.  Under Section 4(b) of the Plan, you may also be eligible for a maximum of 18 months of COBRA continuation coverage at no cost to you.

As set forth in Section 5 of the Plan, (i) if the aggregate of payments due under Section 4(a) of this Plan is greater than the severance pay (other than insurance benefits and the accelerated vesting and/or payment of equity-based awards) owed under your Individual Severance Agreement, then payments made under this Plan shall be in lieu of payments owed under such Individual Severance Agreement and (ii) if the aggregate of payments due under this Plan is less than amounts owed under your Individual Severance Agreement, than payments made under such Individual Severance Agreement shall be in lieu of payments under this Plan.

Further detail and requirements related to your Severance Benefit are set forth in the Plan, which is attached to and incorporated into this Participation Notice.

                                       COPANO ENERGY, L.L.C.

                                        By:
                                        [Name]
                                        [Title]

Accepted and agreed to by:

By:
[Employee Name]

Attachment:  Management Change in Control Severance Plan

COPANO ENERGY, L.L.C.
MANAGEMENT CHANGE IN CONTROL SEVERANCE PLAN

Participation Notice
[For Level I Participants]

Date of Notice: [DATE]

To: [NAME OF EMPLOYEE]

The purpose of this Participation Notice is to inform you that you have been selected to participate in the Copano Energy, L.L.C. Management Change in Control Severance Plan (the “Plan”).

The amount of the cash severance benefit for which you may be eligible pursuant to Section 4(a) of the Plan will be 200% multiplied by the sum of (i) your Base Salary and (ii) your Target Bonus.  Under Section 4(b) of the Plan, you may also be eligible for a maximum of 18 months of COBRA continuation coverage at no cost to you.

As set forth in Section 5 of the Plan, (i) if the aggregate of payments due under Section 4(a) of this Plan is greater than the severance pay (other than insurance benefits and the accelerated vesting and/or payment of equity-based awards) owed under your Individual Severance Agreement, then payments made under this Plan shall be in lieu of payments owed under such Individual Severance Agreement and (ii) if the aggregate of payments due under this Plan is less than amounts owed under your Individual Severance Agreement, than payments made under such Individual Severance Agreement shall be in lieu of payments under this Plan.

Further detail and requirements related to your Severance Benefit are set forth in the Plan, which is attached to and incorporated into this Participation Notice.

                                         COPANO ENERGY, L.L.C.

                                         By:
                                         [Name]
                                         [Title]

Accepted and agreed to by:

By:
[Employee Name]

Attachment:  Management Change in Control Severance Plan

COPANO ENERGY, L.L.C.

MANAGEMENT CHANGE IN CONTROL SEVERANCE PLAN

Participation Notice
[For Level II Participants]

Date of Notice: [DATE]

To: [NAME OF EMPLOYEE]

The purpose of this Participation Notice is to inform you that you have been selected to participate in the Copano Energy, L.L.C. Management Change in Control Severance Plan (the “Plan”).

The amount of the Severance Benefit for which you may be eligible pursuant to Section 4(a) of the Plan will be 100% multiplied by the sum of (i) your Base Salary and (ii) your Target Bonus.  As provided in Section 4(b) of the Plan, you may also be eligible for a maximum of 18 months of COBRA continuation coverage at no cost to you.

As set forth in Section 5 of the Plan, (i) if the aggregate of payments due under Section 4(a) of this Plan is greater than the severance pay (other than insurance benefits and the accelerated vesting and/or payment of equity-based awards) owed under your Individual Severance Agreement, then payments made under this Plan shall be in lieu of payments owed under such Individual Severance Agreement and (ii) if the aggregate of payments due under this Plan is less than amounts owed under your Individual Severance Agreement, than payments made under such Individual Severance Agreement shall be in lieu of payments under this Plan.

Further detail and requirements related to your Severance Benefit are set forth in the Plan, which is attached to and incorporated into this Participation Notice.

                                           COPANO ENERGY, L.L.C.

                                           By:
                                           [Name]
                                           [Title]

Accepted and agreed to by:

By:
[Employee Name]

Attachment:  Management Change in Control Severance Plan